Global Industries, Ltd.
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 6, 2003

                           ____________________




                           GLOBAL INDUSTRIES, LTD.
          (Exact name of registrant as specified in its charter)






       Louisiana                         2-56600                  72-1212563
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.



    8000 Global Drive                                               70665
P.O. Box 442, Sulphur, LA                                        70664-0442
(Address of principal                                            (Zip code)
executive offices)


         Registrant's telephone number, including area code:  (337) 583-5000


===============================================================================


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 6, 2003, Global Industries, Ltd. issued a press release announcing the second quarter earnings and conference call, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

99.1-Press Release dated August 6, 2003.


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                               SIGNATURES
                               ----------

	Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           GLOBAL INDUSTRIES, LTD.



                                    By:     /s/ TIMOTHY W. MICIOTTO


                                    -------------------------------
                                    Timothy W. Miciotto
                                    Senior Vice President/
                                    Chief Financial Officer




Dated:  August 6, 2003





                                 EXHIBIT INDEX


               EXHIBIT
               NUMBER          EXHIBIT DESCRIPTION




               99.1 Press Release dated August 6, 2003

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                                 EXHIBIT 99.1


                       [GLOBAL INDUSTRIES, LTD. LOGO]


                           FOR IMMEDIATE RELEASE


               PRESS RELEASE CONTACT: WILLIAM J. DORE', JR.

          ------------------------------------------------------

Carlyss, Louisiana, (August 6, 2003) Global Industries, Ltd. (NASDAQ: GLBL) reported net income of $0.7 million, or $0.01 per diluted share for the quarter ended June 30, 2003, compared to net income of $9.8 million, or $0.10 per diluted share for the same period last year. Net loss for the six months ended June 30, 2003 was $0.3 million, or $0.00 per share, compared to net income of $5.0 million, or $0.05 per share for the six months ended June 30, 2002.

Revenues for the quarter ended June 30, 2003 decreased $3.2 million, or 2%, to $154.2 million from $157.4 million for the quarter ended June 30, 2002. Revenues for the six months ended June 30, 2003 increased $41.0 million, or 16%, to $303.1 million from $262.1 million for the six months ended June 30, 2002.

Mr. William J. Dore', Global's Chairman and Chief Executive
Officer, stated, "This quarter was very busy, both in terms of revenue volume and project complexities. Our revenues were a respectable $154.2 million for the quarter, however, profits were disappointing. Our net income was $.01 per share. Certain uncontrollable and controllable events such as a subcontractor labor work stoppage, weather downtime, and lost productivity had a negative impact on our profits. We are actively enhancing our organization to become more efficient and responsive to these types of events and I am confident we will overcome these obstacles in the future. During the quarter we booked $51.3 million in new work resulting in a backlog of $70.5 million at quarter end."

The Company has conformed its segment reporting this quarter to changes in its operating management structure and existing business lines that became effective January 1, 2003. The Company's new reportable segments include two divisions, Offshore Construction Division and Global Divers and Marine Contractors, each with five reportable segments. The Global Divers and Marine Contractors Division includes all diving and marine support services worldwide and Gulf of Mexico shallow water pipelay.

A conference call will be held at 9:00 a.m. Central Daylight Savings Time on Thursday, August 7, 2003. Anyone wishing to listen to the conference call should dial (888) 428-4478 or (651) 224-7558 and ask for the Global Industries second-quarter earnings release call. Phone lines will open fifteen minutes prior to the start of the call. The call will also be webcast in real-time on the Company's website at www.globalind.com, under "Investor Relations," where it will also be archived for anytime reference until August 22, 2003.

All individuals listening to the conference call or the replay are reminded that all conference call material is copyrighted by Global and cannot be recorded or rebroadcast without Global's express written consent.

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia Pacific, Middle East/India, South America, and Mexico's Bay of Campeche. The Company's shares are traded on the NASDAQ
National Market System under the symbol "GLBL".

This press release may contain forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are: industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.



                                      Set forth below are the Company's results
                                      of operations and selected balance sheet
                                          amounts for the periods indicated
                                      -----------------------------------------
                                          (In thousands, except shares and
                                                    per share amounts)
                                      -----------------------------------------

                                       Three Months Ended   Three Months Ended
Results of Operations                     June 30, 2003        June 30, 2002
------------------------------------  -------------------   ------------------
Revenues                               $        154,153      $       157,443
Gross profit                                     13,620               27,802
Selling, general, and
  administrative expenses                        10,525                9,189
                                      -------------------   ------------------
Operating income                       $          3,095      $        18,613
                                      -------------------   ------------------
Interest expense                                  2,850                3,576
Other income                                       (873)                 (99)
                                      -------------------   ------------------
Income before income taxes                        1,118               15,136
Income taxes                                        429                5,302
                                      -------------------   ------------------
Net income                             $            689      $         9,834
                                      ===================   ==================

         Average shares
-----------------------------------
Basic                                       100,719,000          102,413,000
Diluted                                     101,026,000          103,433,000


      Net income per share
-----------------------------------
Basic                                  $           0.01      $          0.10
Diluted                                            0.01                 0.10


           Other data
-----------------------------------
Depreciation and amortization          $         15,677      $        16,478
Deferred income taxes (benefit)                   2,141                  846
Backlog at June 30, 2003 and 2002                70,472              295,162







                                      Set forth below are the Company's results
                                      of operations and selected balance sheet
                                          amounts for the periods indicated
                                      -----------------------------------------
                                                    (In thousands)
                                      -----------------------------------------

                                       Three Months Ended   Three Months Ended
       Reportable Segments               June 30, 2003         June 30, 2002
------------------------------------  -------------------   ------------------

      Total Segment Revenues

Offshore Construction Division
  Gulf of Mexico                       $         26,969      $        18,549
  West Africa                                    33,933               14,471
  Latin America                                   3,352               69,212
  Asia Pacific                                   22,573               29,692
  Middle East                                    41,298                  144
                                      -------------------   ------------------
    Subtotal                                    128,125              132,068
                                      -------------------   ------------------

Global Divers and Marine Contractors
  Gulf of Mexico                                 18,860               21,396
  West Africa                                     3,920                  345
  Latin America                                      --                5,102
  Asia Pacific                                    7,698               14,632
  Middle East                                     3,582                1,510
                                      -------------------   ------------------
    Subtotal                                     34,060               42,985
                                      -------------------   ------------------

      Total                                     162,185              175,053


Intersegment elimination                         (8,032)             (17,610)
                                      -------------------   ------------------
Total segment revenues from
  external customers                   $        154,153      $       157,443
                                      ===================   ==================




  Income (loss) before income taxes

Offshore Construction Division
  Gulf of Mexico                       $             26      $           280
  West Africa                                    (7,707)              (3,870)
  Latin America                                  (6,826)               9,856
  Asia Pacific                                    3,108                3,740
  Middle East                                     8,843                 (518)
                                      -------------------   ------------------
    Subtotal                                     (2,556)               9,488
                                      -------------------   ------------------

Global Divers and Marine Contractors
  Gulf of Mexico                                    612                1,285
  West Africa                                     1,206                  149
  Latin America                                    (185)               2,638
  Asia Pacific                                    1,035                1,491
  Middle East                                       939                 (621)
                                      -------------------   ------------------
    Subtotal                                      3,607                4,942
                                      -------------------   ------------------
Other                                                67                  706
                                      -------------------   ------------------

      Total                            $          1,118      $        15,136
                                      ===================   ==================





                                      Set forth below are the Company's results
                                      of operations and selected balance sheet
                                          amounts for the periods indicated
                                      -----------------------------------------
                                          (In thousands, except shares and
                                                    per share amounts)
                                      -----------------------------------------

                                        Six Months Ended     Six Months Ended
Results of Operations                     June 30, 2003        June 30, 2002
------------------------------------  -------------------   ------------------
Revenues                               $        303,093      $       262,108
Gross profit                                     24,408               34,674
Selling, general, and
  administrative expenses                        20,004               18,385
                                      -------------------   ------------------
Operating income                       $          4,404      $        16,289
                                      -------------------   ------------------
Interest expense                                  5,595                7,934
Other expense (income)                             (700)                 658
                                      -------------------   ------------------
Income (loss) before income taxes                  (491)               7,697
Income taxes (benefit)                             (182)               2,699
                                      -------------------   ------------------

Net income (loss)                      $           (309)     $         4,998
                                      ===================   ==================

         Average shares
------------------------------------
Basic                                       100,645,000           98,226,000
Diluted                                     100,645,000           98,736,000


      Net income per share
------------------------------------
Basic                                  $          (0.00)     $          0.05
Diluted                                           (0.00)                0.05


            Other data
------------------------------------
Depreciation and amortization          $         27,766      $        29,839
Deferred income taxes (benefit)                   7,230               (3,885)




Selected Balance Sheet Amounts           June 30, 2003       December 31, 2002
------------------------------------  -------------------   ------------------
Cash                                   $         14,513      $        28,204
Working capital                                  74,706               75,060
Total assets                                    702,147              701,644
Debt                                            127,743              126,657
Shareholders' equity                            443,357              441,188




                                      Set forth below are the Company's results
                                      of operations and selected balance sheet
                                          amounts for the periods indicated
                                      -----------------------------------------
                                                    (In thousands)
                                      -----------------------------------------

                                        Six Months Ended     Six Months Ended
       Reportable Segments               June 30, 2003         June 30, 2002
------------------------------------  -------------------   ------------------
    Total Segment Revenues

Offshore Construction Division
  Gulf of Mexico                       $         64,513      $        30,272
  West Africa                                    72,810               38,196
  Latin America                                   7,268              108,127
  Asia Pacific                                   54,586               39,604
  Middle East                                    51,285                  177
                                      -------------------   ------------------
    Subtotal                                    250,462              216,376
                                      -------------------   ------------------

Global Divers and Marine Contractors
  Gulf of Mexico                                 39,152               38,872
  West Africa                                     5,474                1,409
  Latin America                                     210                6,392
  Asia Pacific                                   13,842               20,638
  Middle East                                     8,274                4,231
                                      -------------------   ------------------
    Subtotal                                     66,952               71,542
                                      -------------------   ------------------
      Total                                     317,414              287,918


Intersegment elimination                        (14,321)             (25,810)
                                      -------------------   ------------------

Total segment revenues from
  external customers                   $        303,093      $       262,108
                                      ===================   ==================



  Income (loss) before income taxes
Offshore Construction Division
  Gulf of Mexico                       $           (171)     $        (6,431)
  West Africa                                    (6,788)              (1,442)
  Latin America                                 (13,637)              12,755
  Asia Pacific                                    5,488                  571
  Middle East                                    10,106               (1,050)
                                      -------------------   ------------------

    Subtotal                                     (5,002)               4,403
                                      -------------------   ------------------

Global Divers and Marine Contractors
  Gulf of Mexico                                  2,261                  167
  West Africa                                     1,515                  582
  Latin America                                    (323)               3,191
  Asia Pacific                                     (435)                (175)
  Middle East                                     1,431                 (673)
                                      -------------------   ------------------

    Subtotal                                      4,449                3,092
                                      -------------------   ------------------

Other                                                62                  202
                                      -------------------   ------------------
      Total                            $           (491)     $         7,697